WILLIAM M. PRIFTI
                               COUNSELLOR AT LAW
                          LYNNFIELD WOODS OFFICE PARK
                             220 BROADWAY, SUITE 204
                              LYNNFIELD, MA 01940



                             TELEPHONE 617 593-4525
                                  FAX 598-5222

                               February 19, 1997


Pax World Fund, Incorporated
224 State Street
Portsmouth, NH 03801

Gentlemen:

         As General Counsel for Pax World Fund, Incorporated a Delaware corporation (the "Company"), I am generally familiar with its corporate instruments and affairs and I have supervised the corporate proceedings taken in connection with the proposed issue and sale of the $1 par value Common Stock of the Company and with the proceedings taken to register such shares under the Securities Act of 1933 as amended, and with the Registration Statement filed with the Securities and Exchange Commission under said Act and under the Investment Company Act of 1940.

         As such counsel I have reviewed certain current proceedings of the Company, agreements and other instruments, certificates of public officials and other officers of the Company and such other documents as I have deemed necessary as a basis for the opinions hereinafter expressed.

     Based  on the foregoing,  I am of the  opinion  that:

     1. The Company is a corporation duly organized and validly existing and in good standing under Delaware law.

     2. The Company has authorized capital stock consisting of 75 million shares of common stock, $1 par value, of which in excess of 29 million shares have been issued and are outstanding.

     3. The indefinite number of shares of common stock to be issued and sold by the Company will, when issued and sold under the circumstances contemplated in the Registration Statement as amended to provide for the issuance of an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, be validly issued, fully paid and non-assessable.

     I hereby consent to the use of my name and this opinion in the amended registration statement of the Fund.

                                                      Very truly yours,

                                                      /s/ William M. Prifti
                                                      -----------------------
                                                      William M. Prifti